UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 20, 2013

FOREST OIL CORPORATION
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)
1-13515	25-0484900
(Commission File Number)	(IRS Employer Identification No.)
707 17th Street, Suite 3600, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)
303.812.1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

                    On February 20, 2013, Forest Oil Corporation issued a press release, attached hereto as Exhibit 99.1, announcing its financial and operational results for the fourth quarter and full year 2012.  The press release contains certain non-GAAP financial information.  The reconciliation of such information to GAAP financial measures is included in the release.

                    The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liabilities of that section.

Item 7.01.  Regulation FD Disclosure.

                    Also on February 20, 2013, Forest issued a press release announcing its guidance for 2013.  The press release is furnished and attached to this Current Report on Form 8-K as Exhibit 99.2.

                    The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit	Description

	99.1	Forest Oil Corporation earnings release dated February 20, 2013.

	99.2	Forest Oil Corporation guidance release dated February 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST OIL CORPORATION
(Registrant)

Dated:	February 20, 2013	By	/s/ Cyrus D. Marter IV
Cyrus D. Marter IV
Senior Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

Exhibit	Description

99.1	Forest Oil Corporation earnings release dated February 20, 2013.

99.2	Forest Oil Corporation guidance release dated February 20, 2013.